

Regency Energy Partners
Third Quarter Earnings Release
November 9, 2010

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Recent Highlights

Key Accomplishments	
Growth / Acquisitions	▶ Completed $193-million[1] Zephyr acquisition, expanding our treating capabilities in the contract services segment ▶ Achieved continued adjusted EBITDA growth, including a full-quarter contribution from the MEP Joint Venture and one month contribution from Zephyr ▶ Comparing year-over-year for the third quarter, adjusted total segment margin improved 14% to $98 million[2]
Operational	▶ Added 485 MMcf/d of incremental gathering capacity in north Louisiana through the Logansport Expansions (Phases I and II) ▶ Increased revenue generating horsepower by 32,875 to 823,369 from Q2 2010 to Q3 2010
Financial	▶ Raised $400 million[3] in equity in an offering of 17.5 million limited partner units ▶ Completed $600 million debt refinancing and extended maturity to 2018 ▶ Maintained quarterly distribution of 44.5 cents per unit

Regency remains focused on growth and achieving investment-grade metrics

1 Final price paid, as reported in Regency's Form 10-Q dated September 30, 2010
2 Excludes RIGS and MEP, which are accounted for using the equity method
3 Net of underwriting discounts and commissions

Fundamentals Review



Fundamentals: Drilling Activity

- 10% increase in U.S. land rig counts from Q2 2010 to Q3 2010
- Rich gas plays continue to be attractive targets for producers as a result of the high crude-to-gas ratio

U.S. Drilling Rig Trends[1]



800
700
600
500
400
300
200
100
0
# of Rigs
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Gas
Gas/Oil
Oil
Other

Rig Count Trends – Regency Operated Area[1]



350
300
250
200
150
100
50
0
# of Rigs
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Mid-Con
West TX
South Tx
East TX & North LA
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale
Appalachian

Total US Land Rig Count						
Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10
1,338	932	1,016	1,188	1,419	1,624	1,786

Total Regency Operating Area Rig Count						
Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10
956	676	756	889	1,065	1,225	1,315

With increased efficiencies in drilling technology, we believe current rig counts are now more than sufficient to meet expected natural gas demand

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, September 27, 2010, and Regency internal analysis

Fundamentals: Commodity Prices

- October NYMEX contract settled at $3.84 per MMbtu[1], which represents a 2.9% increase year-over-year
- WTI prices have traded primarily between $70 and $85 per Bbl year-to-date
  - Currently, prices are testing the upper end of the range

Gas Price Trends



$6.00
$5.00
$4.00
$3.00
$2.00
$/gallon
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
NYMEX
Houston Ship
Panhandle
Waha

Crude/NGL Price Trends



Apr-10
WTI

Forward curves for natural gas and crude oil pricing suggest that natural gas will trade at approximately $4.36/MMbtu and crude will trade at approximately $79.03/Bbl for full-year 2010[2]

1 As of September 28, 2010
2 Forward curve pricing as of November 4, 2010

Business Review



Third Quarter 2010 Performance

- Regency produced strong third quarter financial results
  - Comparing Q3 2010 to Q3 2009, adjusted EBITDA increased 77% year-over-year



Adjusted EBITDA¹
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$51
$90
Q3 2009
Q3 2010

Key Highlights By Segment	
Gathering & Processing	▶ Year-over-year, adjusted segment margin increased by 11% to $57 million in Q3 2010 compared to $51 million in Q3 2009
Transportation[2]	▶ Adjusted EBITDA increased to $43 million in Q3 2010 from $4 million in Q3 2009, with $20 million from the Haynesville Joint Venture and $23 from the MEP Joint Venture[2]
Contract Services	▶ Revenue generating horsepower increased 11% year-over-year from Q3 2009 to Q3 2010

Regency's third quarter performance was enhanced by a full-quarter contribution from the MEP Joint Venture and the completion of the Zephyr acquisition

1 Adjusted EBITDA varies from previously disclosed amounts as a result of a new accounting pronouncement that requires the disclosure of non-controlling interest in income separately on the face of the income statement

2 Represents Regency's proportionate share of Haynesville Joint Venture (49.99%) and MEP Joint Venture (49.9%) adjusted EBITDA, respectively

Gathering and Processing Segment

- Margins were higher in the third quarter primarily due to increased Eagle Ford volumes in our south Texas region
- Low margin volumes were down at our Elm Grove & Dubberly refrigeration plants in north Louisiana, but had minimal impact to segment margin

Gathering and Processing Throughput and Adjusted Segment Margin[1,2]



MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
933
1,001
1,005
1,002
951
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
$65
$63
$61
$59
$57
$55
$53
$51
$49
$47
$45
$ in millions
Throughput
Intersegment Volumes
Adjusted Segment Margin

1 Inter-segment volumes reflect volumes moved through both Regency's Gathering and Processing and Transportation segments
2 Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets

Transportation Segment

- Increased adjusted EBITDA due primarily to a full-quarter contribution from the MEP Joint Venture

Transportation Segment Adjusted EBITDA[1]



$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$3
$4
$4
$11
$25
$43
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Haynesville JV
MEP JV

Total Combined Throughput Volumes	
Haynesville JV	Increased 107% year-over-year to an average of 1,519,716 MMbtu/d in Q3 2010
MEP JV	Increased 37% year-over-year to an average of 1,365,674 MMbtu/d in Q3 2010

1 Includes Regency's proportionate share of adjusted EBITDA

Contract Services Segment

- Regency's revenue generating horsepower increased by 4.2% quarter-over-quarter
- This is the second consecutive quarter of approximately 4% growth



Revenue Generating Horsepower
Horsepower
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
743,289
753,328
759,904
790,294
823,369
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

With the Zephyr acquisition, Regency now owns and operates a fleet of equipment used to provide treating services[1]

1 Treating services include carbon dioxide removal, hydrogen sulfide removal, natural gas cooling, dehydration and BTU management

Continued Fee-Based Growth

- Regency has continued to improve its fee-based margin mix in 2010
  - Full-year 2010 gross margin forecast is now 76% fee-based
- Regency estimates fee-based gross margin to contribute over 80% for 2011



FY 2009
2%
27%
71%
FY 2010E[1]
2%
22%
76%
Fee Based
Hedged Commodity
Unhedged Commodity

1 Based on Regency's third quarter margin forecast for 2010

Financial Review



Consolidated Operating Results (Year-Over-Year)

Regency Energy Partners LP
Consolidated Statements of Operations
($ in thousands)

	Three Months Ended			
	September 30, 2010		September 30, 2009 (1)	
REVENUES				
Gas sales, including related party amounts	$	132,130	$	96,384
NGL sales, including related party amounts		91,484		60,447
Gathering, transportation and other fees, including related party amounts		72,184		65,402
Net realized and unrealized gain from derivatives		(6,218)		11,372
Other, including related party amounts		7,308		5,335
Total revenues		296,888		238,940
OPERATING COSTS AND EXPENSES				
Cost of sales, including related party amounts		213,032		149,444
Operation and maintenance		34,306		28,720
General and administrative, including related party amounts		18,072		14,126
Loss (gain) on asset sales, net		200		(109)
Depreciation and amortization		32,205		24,549
Total operating costs and expenses		297,815		216,730
OPERATING INCOME		(927)		22,210
Income from unconsolidated subsidiaries		21,754		3,532
Interest expense, net		(20,379)		(22,090)
Other income and deductions, net		7,524		(13,929)
INCOME (LOSS) BEFORE INCOME TAXES		7,972		(10,277)
Income tax expense (benefit)		450		(196)
INCOME (LOSS) FROM CONTINUING OPERATIONS		7,522		(10,081)
DISCONTINUED OPERATIONS				
Net income (loss) from operations of east Texas assets		324		(462)
NET INCOME (LOSS)	$	7,846	$	(10,543)
Net income attributable to noncontrolling interest		(58)		39
NET INCOME (LOSS) ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	$	7,788	$	(10,504)

(1) Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets.

Commodity Price Risk Management

- 75% of NGLs, 64% of condensate, and 49% of natural gas are hedged for 2011[1]
- 20% of NGLs and 17% of condensate are hedged for 2012[1]



NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
70%
77%
98%
96%
75%
68%
78%
80%
54%
27%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
73%
63%
77%
81%
79%
52%
69%
56%
46%
23%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Equity Production
Hedge



Natural Gas Production vs. Hedged
MMBtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
79%
70%
60%
67%
48%
48%
49%
50%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Equity Production
Hedge

1 Percentages as October 26, 2010

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

- Regency has executed NGL swaps for 54% and 27% of expected equity production for the first and second quarters of 2012, respectively
- Regency has executed condensate swaps for 46% and 23% of expected equity production for the first and second quarters of 2012, respectively

Executed Hedges by Product

	2010		2011		2012	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,558	$0.52	1,222	$0.50	365	$0.45
Propane	1,037	$1.40	752	$0.99	223	$0.98
Iso Butane	255	$1.75	-	-	-	-
Normal Butane	445	$1.76	471	$1.34	143	$1.35
Natural Gasoline	390	$2.32	270	$1.71	68	$1.74
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$121.30	511	$82.02	148	$82.92
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.91	5,000	$5.99	-	-

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - 2011[1]

Change in WTI Price ($/Bbl)

Change in Natural Gas Price ($/MMbtu)

($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (3.8)	$ (1.5)	$ (0.8)
Flat	$ (2.3)	$ 0	$ 2.3
Increase $1.00	$ 0.8	$ 1.5	$ 3.8

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $0.9 million change in Regency's forecasted 2011 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1.5 million change in Regency's forecasted 2011 DCF
- Based on current hedge levels, Regency's earnings for the balance of 2010 have little sensitivity to commodity pricing movements

1 Based on current hedges in place as of October 26, 2010

2010 Organic Growth Capital Forecast

- Regency increased its 2010 organic growth capital expenditure forecast to $259 million
  - Increase due to $14 million of additional capital for the Contract Services segment

2010 Organic Growth Capital Expenditures

($ in millions) Segment	Investment Year-To-Date	Current Full-Year Forecast
Gathering and Processing	$102	$178
Contract Services	$37	$73
Corporate and Others	$4	$8
Total Organic Growth Capital Forecast	**$143**	**$259**

Joint Venture Capital Expenditures

($ in millions)	Full-Year Budget	Investment Year-To-Date	Remaining Capital Budget
Haynesville Joint Venture	$20	$20	$0
MEP Joint Venture	$86	$39	$47

Strong Liquidity Position

REGENCY ENERGY PARTNERS

- Recently completed a $400 million[1] equity offering in August 2010 and a $600 million debt restructuring/maturity extension in October 2010

Capitalization		
Pro Forma for $600-million debt offering[2]		
($ in millions)	9/30/10	Pro Forma
Cash	$4	$4
Total Long-Term Debt		
Revolving Credit Facility	$375	$157
Senior Notes Due 2013	364	-
Senior Notes Due 2016	256	256
Senior Notes Due 2018	-	600
Total Debt	**$995**	**$856**
Series A Convertible Redeemable Preferred Units	$71	$71
Partners' Capital		
Common Units	$3,011	$3,001
General Partner Interest	334	334
Noncontrolling Interest	32	32
Total Partners' Capital	**$3,377**	**$3,367**
Total Capitalization	**$4,443**	**$4,451**

Revolving Credit Facility	
($ in millions)	
Pro Forma Balance for Debt Offering	$157
3Q Cash Distribution[3]	$65
Organic Capital Expenditures	116
MEP Capital Call (December)	46
Projected End of Year Revolver Drawn	**$384**

- Of the $384 million end of year revolver drawn, $250 million of floating interest rate exposure is hedged via swaps at 1.325% through April 2012
- Regency's debt maturity profile has been extended from 4.0 years to 6.4 years

1 Net of underwriting discounts and commissions
2 Assumes that $357.5 million of the 2013 notes are tendered or called and purchased in the offer at an aggregate purchase price of approximately $374.5 million, including fees and expenses related to the offer and accrued interest
3 Includes general partner and preferred unit distributions

Q&A



Appendix



Gathering and Processing Segment (Year-Over-Year)

	Three Months Ended September 30,	
	2010	2009
	($ in thousands)	
Gathering and Processing Segment		
Financial data:		
Segment margin (1)	$ 42,723	$ 54,718
Adjusted segment margin (1)	56,690	50,984
Operating data:		
Throughput (MMbtu/d)	950,583	932,830
NGL gross production (Bbls/d)	26,930	20,334

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.

Contract Services Segment (Year-Over-Year)

	Three Months Ended September 30, 2010	Three Months Ended September 30, 2009
	($ in thousands)	
Contract Services Segment		
Financial data:		
Segment margin	$ 41,239	$ 34,085
Operating data:		
Revenue generating horsepower	823,369	743,289
Average horsepower per revenue generating compression unit	861	836

Corporate and Others Segment (Year-Over-Year)

	Three Months Ended September 30,			
	2010		2009	
	($ in thousands)			
Corporate & Others				
Financial data:				
Segment margin (1)	$	5,763	$	1,901

(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.

Transportation Segment (Year-Over-Year)

- The following provides key performance measures for 100% of the Haynesville Joint Venture and the MEP Joint Venture

	Three Months Ended September 30,			
	2010		2009	
	($ in thousands)			
Transportation Segment - Haynesville Joint Venture				
Financial data:				
Segment margin	$	49,121	$	13,535
Operating data:				
Throughput (MMbtu/d)		1,519,716		735,565

	Three Months Ended September 30,			
	2010		2009	
	($ in thousands)			
Transportation Segment - MEP Joint Venture				
Financial data:				
Segment margin	$	56,197	$	34,220
Operating data:				
Throughput (MMbtu/d)		1,365,674		994,924

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended September 30,		
	2010	2009	2008
		($ in thousands)	
Net income (loss)	$ 7,846	$ (10,543)	$ 49,069
Add (deduct):			
Interest expense, net	20,393	22,173	16,073
Depreciation and amortization	32,429	27,009	26,422
Income tax expense (benefit)	450	(196)	(67)
EBITDA (1) (2)	$ 61,118	$ 38,443	$ 91,497
Add (deduct):			
Non-cash loss (gain) from derivatives	6,646	9,332	(21,591)
Non-cash unit based compensation (3)	303	1,597	1,259
Loss (gain) on asset sales, net	200	(109)	(34)
Transaction expense	–	–	2
Income from unconsolidated subsidiaries	(21,754)	(3,532)	–
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4)	19,632	3,890	–
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5)	23,163	–	–
Other expense, net	346	962	(3,289)
Adjusted EBITDA (6)	$ 89,654	$ 50,583	$ 67,844

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.

(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	2010	2009	2008
Net income Haynesville Joint Venture	$ 30,366	$ 9,018	$ –
Add:			
Depreciation and amortization	8,902	733	–
Interest expense	154	65	–
Gain on insurance settlement	(249)	–	–
Loss on sale of asset, net	106	(13)	–
Other expense, net	(6)	3	–
Haynesville Joint Venture's Adjusted EBITDA	$ 39,273	$ 9,806	$ -

(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows and represents the three months ended September 30, 2010, as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010:

	2010	2009	2008
Net income MEP Joint Venture	$ 16,351	$ –	$ –
Add:			
Depreciation and amortization	17,319	–	–
Interest expense, net	12,749	–	–
MEP Joint Venture's Adjusted EBITDA	$ 46,419	$ -	$ -

(6) Adjusted EBITDA and Combined Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of income from unconsolidated subsidiary to account for Regency's income from the Haynesville Joint Venture and the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended September 30,		
	2010	2009	2008
		($ in thousands)	
Net income (loss)	$ 7,846	$ (10,543)	$ 49,069
Add (Deduct):			
Operation and maintenance	34,306	28,720	29,904
General and administrative	18,072	14,126	13,976
Loss (gain) on asset sales, net	200	(109)	(46)
Transaction expenses	-	-	2
Depreciation and amortization	32,205	24,549	24,090
Income from unconsolidated subsidiaries	(21,754)	(3,532)	-
Interest expense, net	20,379	22,090	15,990
Other income and deductions, net	(7,524)	13,929	(114)
Income tax expense (benefit)	450	(196)	(67)
Discontinued operations	(324)	462	(9,265)
Total Segment Margin (1)	83,856	89,496	123,539
Non-cash loss (gain) from derivatives	13,967	(3,734)	(18,703)
Adjusted Total Segment Margin (1)	97,823	85,762	104,836
Transportation Segment Margin (1) (2)	-	-	16,667
Contract Services Segment Margin (1)	41,239	34,085	39,288
Corporate & Others Segment Margin (1)	4,910	1,901	194
Inter-segment Elimination	(5,869)	(1,208)	(6,639)
Adjusted Gathering and Processing Segment Margin (1)	$ 57,543	$ 50,984	$ 55,326

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, a functional reorganization of our operating segments, as well as inter-segment eliminations.

(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

		Three Months Ended September 30, 2010 ($ in thousands)
Net cash flows provided by operating activities	$	54,689
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(33,457)
Write-off of debt issuance costs		-
Income from unconsolidated subsidiaries		21,754
Derivative valuation change		(7,916)
Loss on asset sales, net		(180)
Unit based compensation expenses		(908)
Trade accounts receivables, accrued revenues, and related party receivables		596
Other current assets		(918)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		14,566
Other current liabilities		(12,911)
Distributions received from unconsolidated subsidiaries		(29,879)
Other assets and liabilities		641
Net loss	$	7,846
Add:		
Interest expense, net		20,393
Depreciation and amortization		32,429
Income tax expense		450
EBITDA	$	61,118
Add (deduct):		
Non-cash loss from derivatives		6,646
Non-cash unit based compensation		908
Loss on asset sales, net		200
Income from unconsolidated subsidiaries		(21,754)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		19,682
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA		23,163
Other expense, net		946
Adjusted EBITDA	$	89,654
Add (deduct):		
Interest expense, excluding capitalized interest		(18,684)
Maintenance capital expenditures		(2,799)
Proceeds from asset disposal		109
Convertible preferred distribution		(1,945)
Joint venture adjustments (1)		(7,925)
Others		(498)
Cash available for distribution	$	57,972

(1) Adjustments for the Partnership's share of the Haynesville Joint Venture's and MEP Joint Venture's adjustments between their respective adjusted EBITDA and cash available for distribution. Adjustments include interest expense, maintenance capital expenditures and the Haynesville Joint Venture's non-cash portion of the general and administrative management fee.

Non-GAAP Reconciliation (2010 Guidance)

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 65,000	$ 85,000
Add:		
Depreciation and amortization	120,000	120,000
Interest Expense	75,000	80,000
EBITDA at JV in excess of Net Income	50,000	55,000
Adjusted EBITDA	**$ 310,000**	**$ 340,000**